EXHIBIT (e)

                               Form of Application

PRE-hVUL Ed. 2-05 031805L Page 1 of 5
1024

2. Owner _ Insured _ Other (please complete below)

Name____________________________________________________________________ Date of
Birth SS# ___________________________________
Address____________________________________________________________ Relationship
to Insured_____________________________________________ City/State/ZIP
______________________________________________________ / /
3. Beneficiary If left blank, the beneficiary will be the estate of the Owner. Unless otherwise indicated, multiple beneficiaries of the same class shall be paid equally to the survivor or survivors.

Primary_____________________________ Relationship to Insured


--------------------------
Contingent __________________________ Relationship to Insured

-------------------------------
Ameritas Variable Life Insurance Company (AVLIC)

P.O. Box 82550 o Lincoln, NE 68501-2550

Please print clearly in black ink.

PRE-APPLICATION FOR

Protector hVUL
4. Protector hVUL

Face Amount $______________________
Premium Amount $______________________
Premium Mode ______________________
Initial Premium Paid $______________________
(Do not submit if limit exceeded)
6. Replacement Information
Do you have any existing policies of life insurance or annuity? (If yes, attach
Replacement Notice as required by State Law) . . . . . . . . . . . . . . . . . _
Yes _ No Will the proposed policy discontinue, reduce, change or replace any existing life insurance or annuity? . . . . . . . . . . . . . . . . . . . . . _
Yes _ No _ As a 1035?
Company_____________________________________________________________________
Policy Numbers________________________________ Year
Issued __________

5. Guaranteed Death Benefit Please complete both a. and b. (complete c., as applicable)

a. Guaranteed Death Benefit Period (select one):. . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . _ _______Years or to Age _______ (must be 10 years or greater) (Number of years you want the Guarantee to remain on the policy) . . . . . . . . . . . . . . . . . . . . _ Lifetime b. Guaranteed Death
Benefit Funding Period (select one): . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . _ _______Years or to Age _______ (Number of years you want to fund the Guaranteed Death Benefit) . . . . . . . . . . . . . . . . . . . . _ Lifetime
c. Guaranteed Death Benefit Excess Funding at issue:. . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . (This should be the one-time amount of excess Guaranteed Death Benefit funding you want allocated to the Fixed
Account.) Please note all premiums to be paid toward the Guaranteed Death
Benefit need to be allocated to the Fixed Account. $ 7. Tobacco Use

Has the Proposed Insured used any form of tobacco or nicotine substitute in the past twelve months? . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . _ Yes _ No
8. Medical Information
Within the past 5 years, has the Proposed Insured been diagnosed with or treated by a person licensed as a medical physician for diabetes, heart disease, stroke or cancer? . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No
Death Benefit Option
_ Option A (Death Benefit is the Face Amount) _ Option D (Death Benefit is the Face Amount plus the policy value in the separate account) Optional Riders:

_ Legacy Asset Rider (Accelerated Death Benefit) $______________________ (complete LAR-AV)
_ Waiver of Monthly Deduction
_ Disability Benefit $______________________

_ Children's Protection ($10,000 coverage per child)

_ Other Insured Rider $______________________

1. Insured

Name of Insured__________________________________________________________ Sex
____ Date of Birth Birthplace ________________
Former Name (if applicable)___________________________________________
Social Security Number
----------------------------------------------
Address____________________________________________________________
City/State/ZIP ------------------------------------------------------------
Occupation _________________________________________________________ Employer
---------------------------------------------------------- Telephone - Home
___________________________________________________ Best Time To Call: ______
A.M. ______ P.M. Telephone -
Business_________________________________________________ Best Time To Call:
______ A.M. ______ P.M. E-mail Address
--------------------------------------------------------------------------------
/ /

PRE-hVUL Ed. 2-05 031805L Page 2 of 5
9. Suitability Information
a. Financial Information

i. Annual income from occupation $ __________________________ $
__________________________ ii. Annual income from other sources $
__________________________ $ __________________________ iii. Projected income for next 12 months $ __________________________ $ __________________________ iv.
Estimated Net Worth $ __________________________ $ __________________________ v.
Tax Bracket _________________________ % _________________________ % b.
Citizenship Information Yes No

Is the Proposed Insured a citizen of the United States? _ _ If not, permanent resident? _ _

How long in the United States? ________________________________________________
Owner (if other
than Insured or Trust) Insured

10. Investment Advisory Agreement for Model Asset Allocation on Page 3

In selecting to participate in the Model Asset Allocation program using the Morningstar Asset Allocator tool, I understand: o I am giving Ameritas Investment Corp. ("AIC"), an affiliate of Ameritas Variable Life Insurance company ("Ameritas"), discretionary authority to serve as my investment adviser for the program solely for purposes of developing asset allocation models and periodic updates to the models, and to instruct Ameritas to allocate my premiums and policy values pursuant to the model I select and any changes to the model by AIC. I am not retaining AIC as my investment adviser for any other financial planning purposes, unless agreed to expressly in writing. There is no additional charge for selecting the Model Asset Allocation program.

o I must decide whether participation in the program and which model is best for me. AIC will not make this decision for me. The Morningstar Asset Allocator Questionnaire is only a tool to assist me. I may consult my own financial professional to help me. o If I ever direct Ameritas to allocate my premiums or policy value to portfolios not included in the models, I will no longer receive updates to the models and this limited advisory agreement will terminate.

o AIC and Ameritas may be subject to competing interests that have the potential to influence AIC's decision making with regard to the models, including revenue sharing from portfolios, and additional advisory fees and principal underwriting fees. These potential conflicts are disclosed in the Policy prospectus and AIC's Form ADV Part II, which I acknowledge having received, and the Policy Statement of Additional Information, which I have the opportunity to obtain.

o AIC or Ameritas may terminate or change its available asset allocation program(s) at any time. o This Agreement is effective upon receipt and approval by Ameritas and AIC of your election to participate. 11. Guaranteed Death Benefit Account Allocation You may select this option or allocate a percentage to the Fixed Account in Section 12. _ Please allocate the amount necessary from each planned premium to fund the Guaranteed Death Benefit. Allocate any remaining funds to allocation(s) selected in Section 12.

If you select this option, remaining funds may not be allocated to the Fixed Account.

*Models are only available if option in Section 11 is selected.

Choose ONE of the Morningstar Asset Allocation Models below (the models will be rebalanced quarterly.)

AGGRESSIVE MODEL

American Century VP Income & Growth. . . 9%
Ameritas Core Strategies (Thornburg) . . . . 8
Ameritas MidCap Growth (Alger) . . . . . . . . 4
Ameritas Select (Harris) . . . . . . . . . . . . . 13
Ameritas Small Capitalization (Eagle). . . . . 3
Ameritas Small Company Equity (Babson) . 3
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 9
Fidelity VIP Equity-Income+ . . . . . . . . . . . 19
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 9
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . 15
Third Avenue Value . . . . . . . . . . . . . . . . . 3
Van Kampen UIF-Emerging Markets Equity^ 5
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
CAPITAL GROWTH MODEL

American Century VP Income & Growth. . . 8%
Ameritas Core Strategies (Thornburg) . . . . 7
Ameritas MidCap Growth (Alger) . . . . . . . . 3
Ameritas Select (Harris) . . . . . . . . . . . . . 12
Ameritas Small Capitalization (Eagle). . . . . 2
Ameritas Small Company Equity (Babson) . 3
Calvert Income . . . . . . . . . . . . . . . . . . . 10
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 8
Fidelity VIP Equity-Income+ . . . . . . . . . . . 17
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 8
Fidelity VIP High Income+ . . . . . . . . . . . . . 2
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . 13
MFS VIT-Strategic Income . . . . . . . . . . . . 1
Third Avenue Value . . . . . . . . . . . . . . . . . 2
Van Kampen UIF-Emerging Markets Equity^ 4
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
BALANCED MODEL

American Century VP Income & Growth. . . 6%
Ameritas Core Strategies (Thornburg) . . . . 5
Ameritas MidCap Growth (Alger) . . . . . . . . 3
Ameritas Select (Harris) . . . . . . . . . . . . . 10
Ameritas Small Capitalization (Eagle). . . . . 2
Ameritas Small Company Equity (Babson) . 2
Calvert Income . . . . . . . . . . . . . . . . . . . 10
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 7
Fidelity VIP Equity-Income+ . . . . . . . . . . . 12
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 6
Fidelity VIP High Income+ . . . . . . . . . . . . . 7
Fidelity VIP Investment Grade Bond+ . . . . 10
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . 10
MFS VIT-Strategic Income . . . . . . . . . . . . 3
Third Avenue Value . . . . . . . . . . . . . . . . . 2
Van Kampen UIF-Emerging Markets Equity^ 3
Van Kampen UIF-U.S. Real Estate^ . . . . . . 2
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
MODERATE MODEL

American Century VP Income & Growth. . . 5%
Ameritas Core Strategies (Thornburg) . . . . 5
Ameritas MidCap Growth (Alger) . . . . . . . . 2
Ameritas Money Market (Calvert) . . . . . . . 1
Ameritas Select (Harris) . . . . . . . . . . . . . . 9
Ameritas Small Company Equity (Babson) . 3
Calvert Income . . . . . . . . . . . . . . . . . . . 14
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 6
Fidelity VIP Equity-Income+ . . . . . . . . . . . 10
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 5
Fidelity VIP High Income+ . . . . . . . . . . . . . 8
Fidelity VIP Investment Grade Bond+ . . . . 12
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . . 8
MFS VIT-Strategic Income . . . . . . . . . . . . 5
Third Avenue Value . . . . . . . . . . . . . . . . . 2
Van Kampen UIF-Emerging Markets Equity^ 3
Van Kampen UIF-U.S. Real Estate^ . . . . . . 2
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
CONSERVATIVE MODEL

American Century VP Income & Growth. . . 4%
Ameritas Core Strategies (Thornburg) . . . . 3
Ameritas Money Market (Calvert) . . . . . . . 3
Ameritas Select (Harris) . . . . . . . . . . . . . . 6
Ameritas Small Company Equity (Babson) . 2
Calvert Income . . . . . . . . . . . . . . . . . . . 20
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 5
Fidelity VIP Equity-Income+ . . . . . . . . . . . . 8
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 4
Fidelity VIP High Income+ . . . . . . . . . . . . 11
Fidelity VIP Investment Grade Bond+ . . . . 18
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . . 5
MFS VIT-Strategic Income . . . . . . . . . . . . 8
Third Avenue Value . . . . . . . . . . . . . . . . . 2
Van Kampen UIF-U.S. Real Estate^ . . . . . . 1
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
+ Initial Class
^ Class I

ALGER

Alger American Fund

______% Balanced

                                AMERICAN CENTURY

______% VP Income & Growth

AMERITAS PORTFOLIOS
(subadvisors)
______% Core Strategies (Thornburg) ______% Growth (Alger) ______% Index 500 (State Street) ______% MidCap Growth (Alger) ______% Money Market (Calvert) ______% Select (Harris/Oakmark) ______% Small Capitalization (Eagle) ______% Small Company Equity (Babson) CALVERT PORTFOLIOS ______% Income ______% Social Balanced ______% Social Equity ______% Social International Equity ______% Social Mid Cap Growth ______% Social Small Cap Growth FIDELITY(R) (Initial Class) ______% Contrafund+ ______% Equity-Income+ ______% Growth+ ______% High Income+ ______% Investment Grade Bond+ ______% Overseas+ MFS MFS Trust ______% Strategic Income ______% Utilities SUMMIT ______% Nasdaq-100 Index ______% Russell 2000 Small Cap Index ______% S&P MidCap 400 Index THIRD AVENUE ______% Value VAN KAMPEN Class I ______% Emerging Markets Equity ______% U.S. Real Estate AVLIC ______% Fixed Account (leave blank if Section 11 is completed) 100 % TOTAL Choose individual investment options. Use whole percentages only. Must total 100%. Funds listed by Advisor/Subadvisor. If Dollar Cost Averaging, a portion must be invested in the Money Market Fund or Fixed Account (see prospectus for restrictions) and the Dollar Cost Averaging section of the Optional Program form must be completed. Or + Initial Class PRE-hVUL Ed. 2-05 031805L Page 3 of 5 12. Allocation Choose from a Morningstar Investment Level Asset Allocation Model below OR select your own investment options listed below.

PRE-hVUL Ed. 2-05 031805L Page 4 of 5
13. Telephone Authorization
For ND Residents only:

_ I elect NOT to have telephone authorization. _I elect NOT to have my Registered Representative have telephone authorization. _ I elect to have telephone authorization. _I elect to have my Registered Representative have telephone authorization. For Residents of all other states: Unless waived, the Owner and Agent/Registered Representative will have automatic telephone transfer authorization.

_ I elect NOT to have telephone authorization. _I elect NOT to have my Registered Representative have telephone authorization. I hereby authorize and direct AVLIC to make allowable transfers of funds or reallocation of net premiums among available subaccounts or to complete other financial transactions as may be allowed by AVLIC at the time of request, based upon instructions received by telephone from a) myself, as Owner b) my Agent/Registered Representative in Section 15 below; and c) the person(s) named below. AVLIC will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. AVLIC will employ reasonable procedures, including requiring the policy number to be stated, tape recording all instructions, and mailing written confirmations. If AVLIC does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions.

Name per (c) above: ____________________________________________ SS#
--------------------------------------------
Address:

------------------------------------------------------------------------------
I understand: a) all telephone transactions will be recorded; and b) this authorization will continue in force until the earlier of 1) revocation by the Owner is received in written form or by telephone by AVLIC; or 2) AVLIC discontinues this privilege.

14. Agreements I agree as follows:

a. In several states, and other than those states listed below, we are required to warn you of the following: Any person who knowingly and with intent to defraud provides false, incomplete, or misleading information in an application for insurance, or who knowingly presents a false or fraudulent claim for payment of a loss or benefit, is guilty of a crime and may be subject to fines and criminal penalties, including imprisonment. In addition, insurance benefits may be denied if false information provided by an applicant is materially related to a claim.

b. NOTE FOR COLORADO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies.

c. NOTE FOR GEORGIA, KANSAS, NEBRASKA, TEXAS AND WASHINGTON RESIDENTS: Any person who knowingly and with intent to defraud provides false, incomplete, or misleading information in an application for insurance, or who knowingly presents a false or fraudulent claim for payment of a loss or benefit, may be guilty of a crime and may be subject to fines and criminal penalties, including imprisonment. In addition, insurance benefits may be denied if false information provided by an applicant is materially related to a claim.

d. NOTE FOR OREGON AND VIRGINIA RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law. e. NOTE FOR VERMONT RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

f. I understand that: a) THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY WITH INVESTMENT EXPERIENCE, LOANS AND OTHER SPECIFIED CONDITIONS; b) POLICY VALUES NOT IN THE FIXED ACCOUNT WILL INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SELECTED INVESTMENT OPTIONS OF THE SEPARATE ACCOUNT; c) They are not guaranteed by AVLIC or any other insurance company. They are not guaranteed by the U.S. government or any state government. They are not federally insured by the FDIC, the Federal Reserve Board or any other federal or state agency; d) I bear all risk for those funds in the Separate Account; e) the amount of the benefit payable on surrender is not guaranteed, but is dependent on the then surrender value; f) illustrations of benefits, including the death benefit, are available upon request; and g) this policy meets my investment objectives and anticipated financial needs.

g. Except as specified otherwise in a receipt provided upon a payment of premium at the time of application, insurance will not be effective until ALL of the following are met: a) the policy issued by AVLIC is delivered to and accepted by the applicant; and b) the first full premium is paid.

PRE-hVUL Ed. 2-05 031805L Page 5 of 5
17. Signatures

I represent to the best of my knowledge and belief that all statements and answers to this application are complete and true.

Dated at On this Date

X

Signature of Other Insured (for Other Insured Rider)
X

Signature of Owner(s) if not Insured, Parent or Guardian
X

Signature of Proposed Insured (parent or Guardian if Juvenile)
(State) (City)

18. Agent's/Registered Representative's Statement

a. Does the Owner have any existing policies of life or annuity? . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . _Yes _ No b. Do you have any knowledge or reason to believe that replacement of existing life insurance or annuity coverage may be involved? . . . . . . . . _Yes _ No c. Did you see the Proposed
Insured at the time of application completion? . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
_Yes _ No You must positively identify the Owner with a government-issued picture form of identification (I.D.). Examples of acceptable forms are:
Driver's License, Passport, Military I.D., Green Card.

You must also obtain a copy of the government-issued I.D. and submit it with this application. If it is not possible to obtain a copy, you must provide the following information: What was or will be the source of funds used to apply for the policy? _ Checking Account? _ Savings Account? _ Proceeds from Investments? _ Inheritance? _ Other _______________ I certify that: 1) the information provided by the Owner has been accurately recorded; 2) a current prospectus and all supplements were delivered; and 3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner. Agency or Broker/Dealer AVLIC Agent Code Print Name Here ( ) Fax
( )
Phone

X

Signature of Agent/Registered Representative
Agency or Broker/Dealer AVLIC Agent Code Print Name Here

( )
Fax
( )
Phone

X

Signature of Agent/Registered Representative

Expiration Date I.D. # What form of I.D. did you use?
16. Authorization

This authorization or a photocopy of it, shall remain valid for use by Ameritas Variable Life Insurance Company (AVLIC) for two (2) years from the date below. I authorize any licensed physician, medical practitioner, hospital, clinic or other medically related facility, insurance company, agency conducting Investigative Consumer Reports or any information service or financial institution, family member, or associate to release to AVLIC or any person or entity acting on its behalf, any personal information which is on file and relates to my health or mental condition, general character, driving records, use of alcohol and drugs, and hobbies of a hazardous nature. I understand that any information obtained will be used to determine my eligibility for insurance. In addition, I authorize the Medical Information Bureau (MIB) to release to AVLIC or its reinsurers, any personal information which is on file and relates to me. I also agree that I have received and read the Notice of AVLIC's Insurance Information Practices, MIB and Investigative Consumer Reports. I also understand that my authorized representative and I can receive a copy of this authorization if we so desire. Note for North Carolina and Virginia Residents: I authorize AVLIC to obtain an Investigative Consumer Report. An Investigative Consumer Report commonly includes information regarding the consumer's character, general reputation, personal characteristics and mode of living. It also includes verification of residence, marital status and occupation. I understand that I may request a copy of the report upon its completion and that I may ask to be interviewed in conjunction with the preparation of the report by contacting AVLIC. Note for West Virginia Residents: I also understand that none of the information collected concerning my sexual orientation will be used to determine my eligibility for insurance. Note for Montana Residents: I authorize the Department of Motor Vehicles to release to AVLIC or any person or entity acting on its behalf, any information on file regarding my driving record. Note for Vermont Residents: I do not authorize AVLIC to obtain or forward test results to any non-affiliated company. AVLIC will not release any information relating to previously administered tests for HIV antibodies, T-cell counts, AIDS or ARC. 15. Disclosures I hereby acknowledge receipt of the current prospectus and any supplements for this policy, including any required disclosure if the policy will be in a qualified plan. 19. Policy Delivery If not completed, policy will be mailed to Representative. Send to: _ Owner _ Agent/Registered Representative _ Special Instructions __________________________________________________________ 20. Questions? If
AVLIC has questions concerning this application, whom should we call at your office? E-mail If you have questions completing this application or any other supporting documentation, please call: 1-800-634-8353. ( ) Fax ( ) Phone at Name (Please Print)

PRE-hVUL Ed. 2-05 031805L

* * * * IMPORTANT * * * *

Please detach top portion and leave with client if money accompanies the application. Detach bottom portion and leave with client in ALL cases. The following information should be reviewed in conjunction with completion of an Ameritas Variable Life Insurance Company (AVLIC) application for insurance.

CONDITIONAL RECEIPT

1. NO COVERAGE WILL BECOME EFFECTIVE PURSUANT TO THIS CONDITIONAL RECEIPT UNLESS AND UNTIL ALL OF THE FOLLOWING CONDITIONS HAVE BEEN SATISFIED COMPLETELY AND
EXACTLY: (a) The amount of payment received with this application must be equal to the full initial modal premium for the amount and plan of life insurance applied for and effective at the time of delivery of the policy. (b) All medical examinations, tests and related data required by the Company must be completed and received at its Service Center in Lincoln, Nebraska within sixty (60) days from the completion of this application. (c) As of the effective date below, each person proposed for insurance in this application must be insurable in accordance with Company rules, limits, and standards for the plan and the amount applied for without any modifications either as to plan, amount, riders and/or the rate of premium paid.

(d) As of the effective date, the state of health and all factors affecting the insurability of each person proposed for insurance must be as stated in this application. 2. If the conditions of paragraph 1 are satisfied on the effective date, insurance coverage will be provided pursuant to this Conditional Receipt on the same terms and conditions as the policy applied for and in use on the effective date. However, the amount of such insurance will be in an amount not to exceed that specified in paragraph 3. "Effective date" as used herein, is the latest of: (a) The date of the application, Part 1; or (b) The date of the completion by Insureds of all medical examinations or tests required by the Company; or (c) The date, if any, specifically requested in the application.

3. The maximum total amount of insurance, which will be payable pursuant to all Conditional Receipts received by the Applicant as a result of pending applications with the Company and affiliated Companies, is limited to the smaller of: (a) The total amount of insurance applied for with the Company and affiliated Companies; or (b) $250,000 minus the total amount of insurance in force with the Company and affiliated Companies, but not less than zero.

As used above, total amount of insurance includes any amounts payable under any Accidental Death Benefit provision. If one or more of the conditions in paragraph 1 on any insured have not been satisfied completely and exactly, there shall be no liability on the part of the Company pursuant to this Conditional Receipt, except to return the applicable premium paid for coverage on that insured.

4. Any insurance in effect pursuant to this Conditional Receipt will end at the earliest of: (a) The date notice is mailed that the application is not accepted; or (b) At the end of sixty (60) days from the date of this Conditional Receipt; or (c) The date on which coverage under the policy applied for becomes effective. NOTE: Condition 4(b) does not apply to Connecticut residents.

NO AGENT OR ANY OTHER PERSONS IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE INSURANCE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK.

NOTICE OF AMERITAS VARIABLE LIFE INSURANCE
COMPANY'S (AVLIC) INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. That information and any subsequent information collected by us may in certain circumstances be disclosed to third parties without your specific authorization.

All insured persons have a right of access and correction with respect to the information collected about himself or herself except information which relates to a claim, or civil or criminal proceeding.

If you wish to have a more detailed explanation of our information practices, please contact: AVLIC, Underwriting Department, P.O. Box 82550, Lincoln, NE 68501-2550. In an effort to provide better service and products to you, AVLIC may use information given by you to develop marketing data. Your name will not be associated with this data in any way. If you do not want us to use information obtained from you for these purposes, please contact us within ten
(10) days. We need to know within 10 days because once the information is separated from your application, we will be unable to personally identify the information with you or your application. The address at which to contact us is:
AVLIC, P.O. Box 82550, Lincoln, NE 68501-2550. Two of our sources of information about you are MIB, Inc. (Medical Information Bureau) and Investigative Consumer Reports. The following paragraphs describe these sources.

MIB, INC. (MEDICAL INFORMATION BUREAU)

Information regarding the Insured's insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to MIB, Inc., a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If any of the Insured(s) apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from any Insured (or the Parent or Guardian, if juvenile), the Bureau will arrange disclosure of any information it may have in the Insured's file. If there is a question as to the accuracy of information in the Bureau's file, the Bureau may be contacted to seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, MA 02112, telephone number (617) 426-3660.

We or our reinsurers may also release information in our file to other life insurance companies to whom the Insured may apply for life or health insurance or to whom a claim for benefits may be submitted.

MEDICAL AUTHORIZATION

The medical authorization on the application, or a photocopy of it, shall remain valid for use by AVLIC for the duration of any claim for benefits. (For NC residents, 30 months from the date the authorization is signed.) Received the sum of $ from in connection with the application for life insurance bearing the same date as this Conditional Receipt. Dated at this date of , 20 . Signature of Agent/Registered Representative I acknowledge possession of this receipt. I certify that I have read it and the terms in the Application. I also certify that the Agent/Registered Representative has explained the provisions in paragraph No. 3, other terms of this Conditional Receipt and the terms in the Application to me and that I understand and accept them. Signature of Applicant x x

PRE-hVUL Ed. 2-05 031805L

* * * * IMPORTANT * * * *

If money accompanies this application, please complete the receipt portion on the top of this notice.

INVESTIGATIVE CONSUMER REPORTS

Depending on the size of policy applied for, we may request that an investigative consumer reports about the Insured be given to us. It will be conducted by a national organization skilled in obtaining information about people.

The kind of information we may be seeking includes such facts as residence verification, marital status, occupation, general reputation, personal characteristics and mode of living. It will be obtained through personal interviews with the Insured's friends, neighbors, associates and other acquaintances. Inquiries will not be directed toward determining the Insured's sexual orientation. Also, no adverse underwriting decision will be made because a report shows that an Insured has demonstrated AIDS-related concerns or has sought AIDS-related counseling. AIDS test results received at anonymous counseling and testing sites are confidential and need not be disclosed. Any AIDS testing is limited to FDA-licensed blood tests and the diagnosis of AIDS must be made by a member of the medical profession. An Insured may ask to be interviewed in connection with the preparation of the report by contacting us within 5 working days of applying for the insurance requested. He or she may call us collect at the following number and ask for the Underwriting Department:
(402) 467-1122.

ADVERSE UNDERWRITING DECISION

After review of the application submitted on the Insureds, if the policy cannot be issued as applied for, we will provide the specific reasons for this decision upon written request from the applicant. Send your written request to the Underwriting Department at the address above.

* * * * IMPORTANT * * * *

This notice must be detached and left with your client in ALL cases.

VUL -hVUL Ed. 2-05 031805L Page 1 of 7
1010-V

1. Insured Name of
Insured__________________________________________________________ Sex ____ Date
of Birth Birthplace ________________ Former Name (if applicable)___________________________________________ Social Security Number
---------------------------------------------
Address____________________________________________________________
City/State/ZIP -----------------------------------------------------------
Occupation _________________________________________________________ Employer
--------------------------------------------------------- Telephone - Home
___________________________________________________ Best Time To Call: ______
A.M. ______ P.M. Telephone -
Business_________________________________________________ Best Time To Call:
______ A.M. ______ P.M. E-mail Address
--------------------------------------------------------------------------------
/ /
2. Owner Full Name
_______________________________________________________________
Address_________________________________________________________________ Date of
Birth/Trust Date City/State/ZIP
___________________________________________________________ Relationship to
Insured (or all Trustee's Names) __________________________ Social Security#/TIN# ------------------------------------------------ E-mail Address
-------------------------------------------------------------------------------
/ /
3. Beneficiary If left blank, the beneficiary will be the estate of the Owner. Unless otherwise indicated, multiple beneficiaries of the same class shall be paid equally to the survivor or survivors. Primary________________________________________________________________________
Relationship to Insured ------------------------------- Contingent
________________________________________________________________________________
Relationship to Insured -------------------------------
Ameritas Variable Life
Insurance Company (AVLIC)
P.O. Box 82550 o Lincoln, NE 68501-2550
A Nebraska Corporation
Please print clearly in black ink.
(Date Employed)
(State)
Optional Riders:

_ Legacy Asset Rider (Accelerated Death Benefit) $ ____________________ (complete LAR-AV)
_ Waiver of Monthly Deduction
_ Disability Benefit $ ______________________

_ Children's Protection ($10,000 coverage per child) (Complete L-5) _ Other Insured Rider (Complete L-6) $ ______________________

4. PROTECTOR hVUL Face Amount $ _______________________ Death Benefit Option _ Option A (Death Benefit is the Face Amount) _ Option D (Death Benefit is the
Face Amount plus the policy value in the separate account) A P P L I C AT I O N
F O R Protector hVUL 7. Premium Amount Planned Annual Premium $ __________________ Planned Modal Premium $ __________________ *Initial Premium
(paid with application) $ __________________ (leave receipt with payor). *All premium checks must be made payable to AVLIC. Do not make check payable to the agent or leave the payee blank. 6. Premium Mode Please select one. _Annual _ Semi-Annual _ Quarterly _ Monthly Bank Withdrawal (Complete Optional Program
form) _ Non-Billing _ Invoice Billed _ Payroll Deduction _ Single $ ______________________________ 5. Guaranteed Death Benefit Please complete both
a. and b. (complete c., as applicable) a. Guaranteed Death Benefit Period
(select one):. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . _ _______ Years or to Age _______ (must be 10 years or greater) (Number of years you want the Guarantee to remain on the policy) . . . . . . . . . . . . .
.. . . . . . . _ Lifetime b. Guaranteed Death Benefit Funding Period (select one): . . . . . . . . . . . . . . . . . . . . . . . . . . . . . _ _______ Years
or to Age _______ (Number of years you want to fund the Guaranteed Death
Benefit) . . . . . . . . . . . . . . . . . . . . _ Lifetime c. Guaranteed Death
Benefit Excess Funding at issue:. . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . (This should be the one-time amount of excess Guaranteed Death
Benefit funding you want allocated to the Fixed Account.) Please note all premiums to be paid toward the Guaranteed Death Benefit need to be allocated to the Fixed Account. $

VUL -hVUL Ed. 2-05 031805L Page 2 of 7
8. Insurance Information

a. Do you have any existing policies of life or annuity? (If yes, attach
Replacement Notice if required by State Law.) . . . . . . . . . . . . . . . . .
.. . . . . . . _ Yes _ No b. Will the insurance now being applied for discontinue, reduce, change or replace any life insurance or annuity in this or any other company? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . _ Yes _ No c. List all policies currently in force on Insured. If none, check box: . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . _ None 10. Tobacco Use Have you used any form of tobacco or nicotine substitute in the past twelve months? . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No (If
yes, please indicate the type and frequency)
________________________________________________________________________________
9. Other Information With regard to the Proposed Insured: (If yes, please explain) a. Has any company declined, postponed, modified, cancelled or refused to renew, reinstate or issue insurance?. . . . . . . . . . . . . . . . . . . . .
.. . . . . . _ Yes _ No b. Is any other life insurance application now pending or contemplated with any other company? . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . _ Yes _ No c. Have you been charged with a driving violation or had your license suspended or had a restriction placed on your license within the past 3 years? . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No Driver's license number ______________________________________ State of Issue
_____________________ Driver's license number
______________________________________ State of Issue _____________________ d.
Have you participated in any vehicle racing, parachuting, hang gliding, scuba diving, mountain climbing or rodeos within the past 2 years or is any such activity contemplated? (If yes, complete Form HS in Supplemental Book.). . . . .
.. . . . . . . . . . . . . . . . . . . _ Yes _ No e. Have you flown within the past 3 years as a pilot, student pilot, crew member, or had any flying duties, or is any such activity contemplated? (If yes, complete Form AV in Supplemental
Book.). . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . _ Yes _ No f. Do you anticipate travel or residence in a foreign country in the near future? (If yes, complete travel questionnaire.) . . . . . . . . . . . . . . . . . . . . _ Yes _ No Details of
"yes" answers. Identify question number where applicable:

11. Special Instructions

12. Endorsements/Corrections Home Office Use Only.

No change in the amount, age at issue, classification, plan of insurance or benefits shall be effective unless agreed to in writing by me. This space will not be used in your state if not allowed by statute or Insurance Department Regulations.

NAME OF

PROPOSED INSURED COMPANY POLICY KIND / TYPE / NO. AMOUNT YEAR

ISSUED

Will This Policy Be Replaced?
Yes No As a 1035?

= = =
= = =
= = =

VUL -hVUL Ed. 2-05 031805L Page 3 of 7
13. Suitability Information a. Financial Information Owner (if other Insured than Insured or Trust)

i. Annual income from occupation $ __________________________ $
__________________________ ii. Annual income from other sources $
__________________________ $ __________________________ iii. Projected income for next 12 months $ __________________________ $ __________________________ iv.
Estimated Net Worth $ __________________________ $ __________________________ v.
Tax Bracket _________________________ % _________________________ % b.
Citizenship Information

Is the Proposed Insured a citizen of the United States? . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No
If not, permanent resident? (If no, complete residency questionnaire.). . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No
How long in the United States? . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . ----------------------
14. Investment Advisory Agreement for Model Asset Allocation on Page 4
In selecting to participate in the Model Asset Allocation program using the Morningstar Asset Allocator tool, I understand: o I am giving Ameritas
Investment Corp. ("AIC"), an affiliate of Ameritas Variable Life Insurance company ("Ameritas"), discretionary authority to serve as my investment adviser for the program solely for purposes of developing asset allocation models and periodic updates to the models, and to instruct Ameritas to allocate my premiums and policy values pursuant to the model I select and any changes to the model by AIC. I am not retaining AIC as my investment adviser for any other financial planning purposes, unless agreed to expressly in writing. There is no additional charge for selecting the Model Asset Allocation program.

o I must decide whether participation in the program and which model is best for me. AIC will not make this decision for me. The Morningstar Asset Allocator Questionnaire is only a tool to assist me. I may consult my own financial professional to help me. o If I ever direct Ameritas to allocate my premiums or policy value to portfolios not included in the models, I will no longer receive updates to the models and this limited advisory agreement will terminate.

o AIC and Ameritas may be subject to competing interests that have the potential to influence AIC's decision making with regard to the models, including revenue sharing from portfolios, and additional advisory fees and principal underwriting fees. These potential conflicts are disclosed in the Policy prospectus and AIC's Form ADV Part II, which I acknowledge having received, and the Policy Statement of Additional Information, which I have the opportunity to obtain.

o AIC or Ameritas may terminate or change its available asset allocation program(s) at any time. o This Agreement is effective upon receipt and approval by Ameritas and AIC of your election to participate. Print Name Date X

Client Signature

15. Guaranteed Death Benefit Account Allocation

You may select this option or allocate a percentage to the Fixed Account in
Section 16. _ Please allocate the amount necessary from each planned premium to fund the Guaranteed Death Benefit. Allocate any remaining funds to allocation(s) selected in Section 16.

If you select this option, remaining funds may not be allocated to the Fixed Account.

VUL -hVUL Ed. 2-05 031805L Page 4 of 7
*Models are only available if option in Section 15 is selected.

Choose ONE of the Morningstar Asset Allocation Models below (the models will be rebalanced quarterly.)

AGGRESSIVE MODEL

American Century VP Income & Growth. . . 9%
Ameritas Core Strategies (Thornburg) . . . . 8
Ameritas MidCap Growth (Alger) . . . . . . . . 4
Ameritas Select (Harris) . . . . . . . . . . . . . 13
Ameritas Small Capitalization (Eagle). . . . . 3
Ameritas Small Company Equity (Babson) . 3
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 9
Fidelity VIP Equity-Income+ . . . . . . . . . . . 19
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 9
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . 15
Third Avenue Value . . . . . . . . . . . . . . . . . 3
Van Kampen UIF-Emerging Markets Equity^ 5
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
CAPITAL GROWTH MODEL

American Century VP Income & Growth. . . 8%
Ameritas Core Strategies (Thornburg) . . . . 7
Ameritas MidCap Growth (Alger) . . . . . . . . 3
Ameritas Select (Harris) . . . . . . . . . . . . . 12
Ameritas Small Capitalization (Eagle). . . . . 2
Ameritas Small Company Equity (Babson) . 3
Calvert Income . . . . . . . . . . . . . . . . . . . 10
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 8
Fidelity VIP Equity-Income+ . . . . . . . . . . . 17
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 8
Fidelity VIP High Income+ . . . . . . . . . . . . . 2
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . 13
MFS VIT-Strategic Income . . . . . . . . . . . . 1
Third Avenue Value . . . . . . . . . . . . . . . . . 2
Van Kampen UIF-Emerging Markets Equity^ 4
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
BALANCED MODEL

American Century VP Income & Growth. . . 6%
Ameritas Core Strategies (Thornburg) . . . . 5
Ameritas MidCap Growth (Alger) . . . . . . . . 3
Ameritas Select (Harris) . . . . . . . . . . . . . 10
Ameritas Small Capitalization (Eagle). . . . . 2
Ameritas Small Company Equity (Babson) . 2
Calvert Income . . . . . . . . . . . . . . . . . . . 10
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 7
Fidelity VIP Equity-Income+ . . . . . . . . . . . 12
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 6
Fidelity VIP High Income+ . . . . . . . . . . . . . 7
Fidelity VIP Investment Grade Bond+ . . . . 10
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . 10
MFS VIT-Strategic Income . . . . . . . . . . . . 3
Third Avenue Value . . . . . . . . . . . . . . . . . 2
Van Kampen UIF-Emerging Markets Equity^ 3
Van Kampen UIF-U.S. Real Estate^ . . . . . . 2
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
MODERATE MODEL

American Century VP Income & Growth. . . 5%
Ameritas Core Strategies (Thornburg) . . . . 5
Ameritas MidCap Growth (Alger) . . . . . . . . 2
Ameritas Money Market (Calvert) . . . . . . . 1
Ameritas Select (Harris) . . . . . . . . . . . . . . 9
Ameritas Small Company Equity (Babson) . 3
Calvert Income . . . . . . . . . . . . . . . . . . . 14
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 6
Fidelity VIP Equity-Income+ . . . . . . . . . . . 10
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 5
Fidelity VIP High Income+ . . . . . . . . . . . . . 8
Fidelity VIP Investment Grade Bond+ . . . . 12
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . . 8
MFS VIT-Strategic Income . . . . . . . . . . . . 5
Third Avenue Value . . . . . . . . . . . . . . . . . 2
Van Kampen UIF-Emerging Markets Equity^ 3
Van Kampen UIF-U.S. Real Estate^ . . . . . . 2
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
CONSERVATIVE MODEL

American Century VP Income & Growth. . . 4%
Ameritas Core Strategies (Thornburg) . . . . 3
Ameritas Money Market (Calvert) . . . . . . . 3
Ameritas Select (Harris) . . . . . . . . . . . . . . 6
Ameritas Small Company Equity (Babson) . 2
Calvert Income . . . . . . . . . . . . . . . . . . . 20
Fidelity VIP Contrafund(R)+. . . . . . . . . . . . . . 5
Fidelity VIP Equity-Income+ . . . . . . . . . . . . 8
Fidelity VIP Growth+ . . . . . . . . . . . . . . . . . 4
Fidelity VIP High Income+ . . . . . . . . . . . . 11
Fidelity VIP Investment Grade Bond+ . . . . 18
Fidelity VIP Overseas+ . . . . . . . . . . . . . . . . 5
MFS VIT-Strategic Income . . . . . . . . . . . . 8
Third Avenue Value . . . . . . . . . . . . . . . . . 2
Van Kampen UIF-U.S. Real Estate^ . . . . . . 1
TOTAL. . . . . . . . . . . . . . . . . . . . . . . . . 100%
+ Initial Class
^ Class I

ALGER

Alger American Fund

______% Balanced

                                AMERICAN CENTURY

______% VP Income & Growth

AMERITAS PORTFOLIOS
(subadvisors)
______% Core Strategies (Thornburg) ______% Growth (Alger) ______% Index 500 (State Street) ______% MidCap Growth (Alger) ______% Money Market (Calvert) ______% Select (Harris/Oakmark) ______% Small Capitalization (Eagle) ______% Small Company Equity (Babson) CALVERT PORTFOLIOS ______% Income ______% Social Balanced ______% Social Equity ______% Social International Equity ______% Social Mid Cap Growth ______% Social Small Cap Growth FIDELITY(R) (Initial Class) ______% Contrafund+ ______% Equity-Income+ ______% Growth+ ______% High Income+ ______% Investment Grade Bond+ ______% Overseas+ MFS MFS Trust ______% Strategic Income ______% Utilities SUMMIT ______% Nasdaq-100 Index ______% Russell 2000 Small Cap Index ______% S&P MidCap 400 Index THIRD AVENUE ______% Value VAN KAMPEN Class I ______% Emerging Markets Equity ______% U.S. Real Estate AVLIC ______% Fixed Account (leave blank if Section 15 is completed) 100 % TOTAL Choose individual investment options. Use whole percentages only. Must total 100%. Funds listed by Advisor/Subadvisor. If Dollar Cost Averaging, a portion must be invested in the Money Market Fund or Fixed Account (see prospectus for restrictions) and the Dollar Cost Averaging section of the Optional Program form must be completed. Or + Initial Class 16. Allocation Choose from a Morningstar Investment Level Asset Allocation Model below OR select your own investment options listed below.

VUL -hVUL Ed. 2-05 031805L Page 5 of 7
17. Telephone Authorization
For ND Residents only:

_ I elect NOT to have telephone authorization. _ I elect NOT to have my Registered Representative have telephone authorization. _ I elect to have telephone authorization. _ I elect to have my Registered Representative have telephone authorization. For Residents of all other states: Unless waived, the Owner and Agent/Registered Representative will have automatic telephone transfer authorization.

_ I elect NOT to have telephone authorization. _ I elect NOT to have my Registered Representative have transfer authorization I hereby authorize and direct AVLIC to make allowable transfers of funds or reallocation of net premiums among available subaccounts based upon instructions received by telephone from a) myself, as Owner b) my Agent/Registered Representative in
Section 21 below; and c) the person(s) named below. AVLIC will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. AVLIC will employ reasonable procedures, including requiring the policy number to be stated, tape recording all instructions, and mailing written confirmations. If AVLIC does not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. Name per (c) above:
________________________________________________________________________ SS#

--------------------------------------------
Address:


--------------------------------------------------------------------------------
I understand: a) all telephone transactions will be recorded; and b) this authorization will continue in force until the authorization is revoked by either AVLIC or me. The revocation is effective when received in writing or by telephone by the other party. Name of personal physician
--------------------------------------------------------------------------------
Address
________________________________________________________________________________
Phone___________________________ Reason last consulted
________________________________________________________________________________
Date ---------------------------- What treatment was given or medication prescribed?
--------------------------------------------------------------------------------
For following questions "HIV" means Human Immunodeficiency Virus, "AIDS" means Acquired Immune Deficiency Syndrome and "ARC" means AIDS Related Complex.
a. Has the Proposed Insured within the past 10 years ever been treated or had any:(1) Disorder of eyes, ears, nose or throat? . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No (2) Dizziness,
fainting, convulsions, epilepsy, headache, speech defect, paralysis or stroke, mental, brain or nervous disorder? . . . . . . . . . . . . _ Yes _ No (3)
Asthma, emphysema, pleurisy, allergies, shortness of breath or any disorder of the lungs or respiratory system?. . . . . . . . . . . . . . . . . . . . . _ Yes
_ No (4) Chest pain, irregular or rapid pulse, high blood pressure, rheumatic fever, heart murmur, heart attack, anemia or other disorder of the heart, blood*
or circulatory system? . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . _ Yes _ No *WI residents, you may exclude any blood disorder relating to AIDS, the HIV Antibody, Sero-positivity, or the HIV virus. (5) Intestinal bleeding, ulcer, ulcerative colitis, spastic colitis, diverticulitis, jaundice or any disorder of the liver, gallbladder, or digestive system?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . _ Yes _ No (6) Sugar, albumin or blood in urine, nephritis, stone or other disorder of the kidneys, bladder, prostate, reproductive organs or breasts?. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . _ Yes _ No (7) Diabetes or disorder of the thyroid or other endocrine glands? . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No
(8) Rheumatism, arthritis, gout, deformity or amputation or disorder of the muscles or bones? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . _ Yes _ No (9) Cancer, tumor or cyst or any disorder of the skin or lymph glands? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No GA and IL
residents, DO NOT respond to Q.15.b.(1) and Q.15.b.(2).

IA, ND, WA and WI residents, DO not respond to Q.15.b.(1) through Q.15.b.(4). CA, and CT residents, DO NOT respond to Q.15.b.(4). b. During the past 10 years has the Proposed Insured:

(1) Had or been told they had AIDS or ARC?. . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . _ Yes _ No (2) Had or been told they had AIDS related conditions?. . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . _ Yes _ No (3) Received treatment in connection with any of the categories named in Q.15.b.(1)? . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . _ Yes _ No (4) Tested positive for antibodies to the AIDS (Human T-cell Lymphotropic, HIV) virus? . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No
ONLY - GA and IA residents, answer Q.15.b.(5) and Q.15.b.(6).

(5) Been diagnosed with AIDS or ARC caused by the HIV infection? . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . _ Yes _ No (6) Tested positive for the HIV infection?. .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. _ Yes _ No ONLY - IA, IL, ND, WA and WI residents, answer Q.15.b.(7) and 15.b.(8).

(7) Been diagnosed or treated by a person licensed as a medical physician for
AIDS? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . _ Yes _ No (8) Been diagnosed or treated by a person licensed as a medical physician for ARC? . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No DETAILS of "Yes"
answers. Identify question number. Circle applicable items. Include nature of ailment (and pathological diagnosis, if applicable), dates, duration and names and addresses of all attending physicians and medical facilities. c. Except as stated in answer to previous questions, has the Proposed Insured within the past
5 years: (1) Had any mental or physical disorder not previously listed? . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . _ Yes _ No (2) Been seen by a physician for a checkup, illness, injury or surgery?. . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . _ Yes _ No (3) Been a patient in a hospital, clinic or other medical facility? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . _ Yes _ No (4) Had an
ECG, X-ray, CAT scan or other diagnostic test (for IA and WI residents, other than an AIDS related test)? . . . . . . . . . . . . . _ Yes _ No WI residents,
DO NOT respond to Q.15.c.(5).

(5) Been advised to have any diagnostic test, hospitalization or surgery which was not completed? . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
.. . . . _ Yes _ No 18. Health History

VUL -hVUL Ed. 2-05 031805L Page 6 of 7
d. Is the Proposed Insured now taking any medication or treatment? _ Yes _ No

e. Has the Proposed Insured ever used narcotics, barbiturates, amphetamines, cocaine, LSD, marijuana, or hallucinogenic drugs? _ Yes _ No f. Has the Proposed Insured ever received counseling or treatment for the use of alcohol or drugs? _ Yes _ No NC residents, DO NOT respond to Q.15.g.

g. Has the Proposed Insured ever been a member of a support group for the use of alcohol or drugs? _ Yes _ No h. Does the Proposed Insured have any family history of diabetes, cancer, heart or kidney disease? _ Yes _ No i. Family History Sisters Brothers Mother Father Cause of Death Age Present Health Age Deceased Living j. Exact height ________ ft. ________ in. Exact Weight __________ lbs. _ Gained _ Lost __________________ pounds within past year. Reason

--------------------------------------------------------------------------------
DETAILS of "Yes" answers. Identify question number. Circle applicable items. Include nature of ailment (and pathological diagnosis, if applicable), dates, duration and names and addresses of all attending physicians and medical facilities.

19. Disclosures

I hereby acknowledge receipt of the current prospectus, and any supplements, for this policy including any required disclosure if the policy applied for will be in a qualified plan.

_ I agree to receive future prospectuses and reports electronically, if available, by delivery to my e-mail address until such time as I give notice that I wish to receive these documents in paper form by U.S. mail.

20. Agreements

In several states, and other than those states listed below, we are required to advise you of the following: Any person who knowingly and with intent to defraud provides false, incomplete, or misleading information in an application for insurance, or who knowingly presents a false or fraudulent claim for payment of a loss or benefit, is guilty of a crime and may be subject to fines and criminal penalties, including imprisonment. In addition, insurance benefits may be denied if false information provided by an applicant is materially related to a claim.

NOTE FOR COLORADO RESIDENTS: It is unlawful to knowingly provide false, incomplete, or misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete, or misleading facts or information to a policy holder or claimant for the purpose of defrauding or attempting to defraud the policy holder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Agencies. NOTE FOR GEORGIA, KANSAS, NEBRASKA, TEXAS AND WASHINGTON
RESIDENTS: Any person who knowingly and with intent to defraud provides false, incomplete, or misleading information in an application for insurance, or who knowingly presents a false or fraudulent claim for payment of a loss or benefit, may be guilty of a crime and may be subject to fines and criminal penalties, including imprisonment. In addition, insurance benefits may be denied if false information provided by an applicant is materially related to a claim. NOTE FOR OREGON/VIRGINIA RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may have violated state law. NOTE FOR VERMONT RESIDENTS: Any person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud. I agree as follows: a. Any policy including any endorsements issued as a result of this application will, with this application and any supplemental applications, be the entire insurance contract. b. No agent, broker or medical examiner can: 1) waive the answers to any questions in this application; 2) make or change any insurance contract; or 3) waive any rights or rules of AVLIC. c. Except as specified otherwise in a receipt provided upon a payment of premium at the time of application, insurance will not be effective until ALL of the following are met: a) the policy issued by AVLIC is delivered to and accepted by the applicant; and b) the first full premium is paid. d. AVLIC may change this application by an appropriate notation in the space marked "Endorsements/Corrections": 1) to correct apparent errors or omissions; and 2) to conform it with any policy rider that may be issued. No change will be made in the following without the applicant's written consent: 1) amount of insurance; 2) plan of insurance; 3) classification of risks; or 4) benefits. Acceptance of any policy issued under this application ratifies any amendments. e. I understand that: 1) THE AMOUNT AND DURATION OF THE DEATH BENEFIT MAY VARY WITH INVESTMENT EXPERIENCE, LOANS AND OTHER SPECIFIED CONDITIONS; 2) POLICY VALUES NOT IN THE FIXED ACCOUNT WILL INCREASE OR DECREASE IN ACCORDANCE WITH THE EXPERIENCE OF THE SELECTED INVESTMENT OPTIONS OF THE SEPARATE ACCOUNT; 3) the amount of the benefit payable on surrender is not guaranteed, but is dependent on the then surrender value; 4) illustrations of benefits, including the death benefit, are available upon request; and 5) this policy meets my investment objectives and anticipated financial needs.

VUL -hVUL Ed. 2-05 031805L Page 7 of 7
21. Authorization This authorization or a photocopy of it shall remain valid for use by Ameritas Variable Life Insurance Company (AVLIC) for two (2) years from the date below.

I authorize any licensed physician, medical practitioner, hospital, clinic or other medically related facility, insurance company, agency conducting Investigative Consumer Reports or any information service or financial institution, family member, or associate to release to AVLIC or any person or entity acting on its behalf, any personal information which is on file and relates to my health or mental condition, general character, driving records, use of alcohol and drugs, and hobbies of a hazardous nature. I understand that any information obtained will be used to determine my eligibility for insurance. In addition, I authorize the Medical Information Bureau (MIB) to release to AVLIC or its reinsurers, any personal information which is on file and relates to me.

I also agree that I have received and read the Notice of AVLIC's Insurance Information Practices, MIB and Investigative Consumer Reports. I also understand that my authorized representative and I can receive a copy of this authorization if we so desire. Note for North Carolina and Virginia Residents: I authorize AVLIC to obtain an Investigative Consumer Report. An Investigative Consumer Report commonly includes information regarding the consumer's character, general reputation, personal characteristics and mode of living. It also includes verification of residence, marital status and occupation. I understand that I may request a copy of the report upon its completion and that I may ask to be interviewed in conjunction with the preparation of the report by contacting AVLIC.

Note for Montana Residents: I authorize the Department of Motor Vehicles to release to AVLIC or any person or entity acting on its behalf, any information on file regarding my driving record.

Note for Vermont Residents: I do not authorize AVLIC to obtain or forward test results to any non-affiliated company. AVLIC will not release any information relating to previously administered tests for HIV antibodies, T-cell counts, AIDS or ARC. Note for West Virginia Residents: I also understand that none of the information collected concerning my sexual orientation will be used to determine my eligibility for insurance.

22. Substitute W-9 Certification

For joint ownership, the first person's name and Soc. Sec. No. (TIN) will be listed as the TIN of record. This person is certifying as follows: I certify under penalty of perjury that: 1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); 2) I am not subject to backup withholding because: a) I am exempt from backup withholding; or b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends; or c) the IRS has notified me that I am no longer subject to backup withholding; and 3) I am a U.S. person (including a U.S. resident alien).
You must cross out item 2 if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest or dividends on your tax return.

THE INTERNAL REVENUE SERVICE DOES NOT REQUIRE YOUR CONSENT TO ANY PROVISION OF THIS DOCUMENT OTHER THAN THE CERTIFICATIONS REQUIRED TO AVOID BACKUP WITHHOLDING. 23. Signatures I represent to the best of my knowledge and belief that all statements and answers to this application are complete and true.

Dated at On this Date

X

Signature(s) and Title of Officer or Trustee(s) X

Signature of Owner(s) if not an Insured (if a corporation or Trust, show full name) X Signature of Child (Age 18 or older), if applicable

X

Signature of Insured (parent or guardian if juvenile)
(State) (City)

24. Agent's/Registered Representative's Statement

a. Does the Owner have any existing policies of life or annuity? _Yes _ No

b. Do you have any knowledge or reason to believe that replacement of existing life insurance or annuity coverage may be involved? _Yes _ No c. Did you see the Proposed Insured at the time of application completion? _Yes _ No You must positively identify the Owner with a government-issued picture form of identification (I.D.). Examples of acceptable forms are: Driver's License,
Passport, Military I.D., Green Card.

You must also obtain a copy of the government-issued I.D. and submit it with this application. If it is not possible to obtain a copy, you must provide the following information:

What was or will be the source of funds used to apply for the policy?

_ Checking Account? _ Savings Account? _ Proceeds from Investments? _ Inheritance? _ Other _______________
I certify that: 1) the information provided by the Owner has been accurately recorded; 2) a current prospectus and all supplements were delivered; and 3) I have reasonable grounds to recommend the purchase of the policy as suitable for the Owner.

Agency or Broker/Dealer AVLIC Agent Code Print Name Here
Date

X

Signature of Agent/Registered Representative
Agency or Broker/Dealer AVLIC Agent Code Print Name Here
Date

X

Signature of Agent/Registered Representative
Expiration Date I.D. # What form of I.D. did you use?

VUL -hVUL Ed. 2-05 031805L
Ameritas Variable Life Insurance Company

P.O. Box 82550 Lincoln, NE 68501-2550 Fax#: 402-467-7335 variable.ameritas.com tools4you.com - Rep. only Overnight Deliveries:

Ameritas Variable Life Insurance Company
5900 O Street

Lincoln, NE 68510

27. Policy Delivery

Send to: _ Owner _ Agent/Registered Representative

Agent/Registered Representative remarks and special instructions:

================================================================================
25. Medicals Should be arranged by Agent/Registered Representative. Indicate requirements being arranged per AVLIC published rules: Resting Stress

Examination Urine Blood EKG EKG
Insured _ _ _ _ _

Give name of examiner
_________________________________________________________________________ 26.
Qualified Plan Additional forms are required, contact AVLIC for details. Is this application part of a Qualified Retirement Plan? (Defined Benefit, Money Purchase, Profit Sharing, 401K) _Yes _ No If yes, explain:

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
28. Questions? If AVLIC has questions concerning this application, whom should we call at your office? If you have questions completing this application or any other supporting documentation, please call: 1-800-634-8353. E-mail

( )
Fax
( )
Phone
at

Representative Name (Please Print)

29. Mail Application To:

VUL -hVUL Ed. 2-05 031805L

* * * * IMPORTANT * * * *

Please detach top portion and leave with client if money accompanies the application. Detach bottom portion and leave with client in ALL cases.

CONDITIONAL RECEIPT

NOTICE OF AMERITAS VARIABLE LIFE INSURANCE
COMPANY'S (AVLIC) INSURANCE INFORMATION PRACTICES

To issue an insurance policy, we need to obtain information about you and any other persons proposed for insurance. Some of that information will come from you and some will come from other sources. That information and any subsequent information collected by us may in certain circumstances be disclosed to third parties without your specific authorization.

All insured persons have a right of access and correction with respect to the information collected about himself or herself except information which relates to a claim, or civil or criminal proceeding.

If you wish to have a more detailed explanation of our information practices, please contact: AVLIC, Underwriting Department, P.O. Box 82550, Lincoln, NE 68501-2550. In an effort to provide better service and products to you, AVLIC may use information given by you to develop marketing data. Your name will not be associated with this data in any way. If you do not want us to use information obtained from you for these purposes, please contact us within ten
(10) days. We need to know within 10 days because once the information is separated from your application, we will be unable to personally identify the information with you or your application. The address at which to contact us is:
AVLIC, P.O. Box 82550, Lincoln, NE 68501-2550.

Two of our sources of information about you are MIB, Inc. (Medical Information Bureau) and Investigative Consumer Reports. The following paragraphs describe these sources.
MIB, INC. (MEDICAL INFORMATION BUREAU)

Information regarding the Insured's insurability will be treated as confidential. We or our reinsurers may, however, make a brief report thereon to MIB, Inc., a non-profit membership organization of life insurance companies which operates an information exchange on behalf of its members. If any of the Insured(s) apply to another Bureau member company for life or health insurance coverage, or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information it may have in its file.

Upon receipt of a request from any Insured (or the Parent or Guardian, if juvenile), the Bureau will arrange disclosure of any information it may have in the Insured's file. If there is a question as to the accuracy of information in the Bureau's file, the Bureau may be contacted to seek a correction in accordance with the procedures set forth in the federal Fair Credit Reporting Act. The address of the Bureau's information office is P.O. Box 105, Essex Station, Boston, MA 02112, telephone number (617) 426-3660.

We or our reinsurers may also release information in our file to other life insurance companies to whom the Insured may apply for life or health insurance or to whom a claim for benefits may be submitted.

MEDICAL AUTHORIZATION

The medical authorization on the application, or a photocopy of it, shall remain valid for use by AVLIC for the duration of any claim for benefits. (For NC residents, 30 months from the date the authorization is signed.) 1. NO COVERAGE WILL BECOME EFFECTIVE PURSUANT TO THIS CONDITIONAL RECEIPT UNLESS AND UNTIL ALL OF THE FOLLOWING CONDITIONS HAVE BEEN SATISFIED COMPLETELY AND EXACTLY: (a) The amount of payment received with this application must be equal to the full initial modal premium for the amount and plan of life insurance applied for and effective at the time of delivery of the policy. (b) All medical examinations, tests and related data required by the Company must be completed and received at its Service Center in Lincoln, Nebraska within sixty (60) days from the completion of this application. (c) As of the effective date below, each person proposed for insurance in this application must be insurable in accordance with Company rules, limits, and standards for the plan and the amount applied for without any modifications either as to plan, amount, riders and/or the rate of premium paid. (d) As of the effective date, the state of health and all factors affecting the insurability of each person proposed for insurance must be as stated in this application. 2. If the conditions of paragraph 1 are satisfied on the effective date, insurance coverage will be provided pursuant to this Conditional Receipt on the same terms and conditions as the policy applied for and in use on the effective date. However, the amount of such insurance will be in an amount not to exceed that specified in paragraph 3. "Effective date" as used herein, is the latest of: (a) The date of the application, Part 1; or (b) The date of the completion by Insureds of all medical examinations or tests required by the Company; or (c) The date, if any, specifically requested in the application. 3. The maximum total amount of insurance, which will be payable pursuant to all Conditional Receipts received by the Applicant as a result of pending applications with the Company and affiliated Companies, is limited to the smaller of: (a) The total amount of insurance applied for with the Company and affiliated Companies; or (b) $250,000 minus the total amount of insurance in force with the Company and affiliated Companies, but not less than zero. As used above, total amount of insurance includes any amounts payable under any Accidental Death Benefit provision. If one or more of the conditions in paragraph 1 on any insured have not been satisfied completely and exactly, there shall be no liability on the part of the Company pursuant to this Conditional Receipt, except to return the applicable premium paid for coverage on that insured. 4. Any insurance in effect pursuant to this Conditional Receipt will end at the earliest of: (a) The date notice is mailed that the application is not accepted; or (b) At the end of sixty (60) days from the date of this Conditional Receipt; or (c) The date on which coverage under the policy applied for becomes effective. NOTE: Condition 4(b) does not apply to Connecticut residents. NO AGENT OR ANY OTHER PERSONS IS AUTHORIZED BY THE COMPANY TO WAIVE OR MODIFY ANY OF THE PROVISIONS OF THIS CONDITIONAL RECEIPT. ALL PREMIUM CHECKS MUST BE MADE PAYABLE TO THE INSURANCE COMPANY. DO NOT MAKE CHECKS PAYABLE TO THE AGENT OR LEAVE THE PAYEE BLANK. Received the sum of $ from in connection with the application for life insurance bearing the same date as this Conditional Receipt. Dated at this date of , 20 . Signature of Agent/Registered Representative I acknowledge possession of this receipt. I certify that I have read it and the terms in the Application. I also certify that the Agent/Registered Representative has explained the provisions in paragraph No. 3, other terms of this Conditional Receipt and the terms in the Application to me and that I understand and accept them. Signature of Applicant x x

VUL -hVUL Ed. 2-05 031805L

* * * * IMPORTANT * * * *

If money accompanies this application, please complete the receipt portion on the top of this notice.

INVESTIGATIVE CONSUMER REPORTS

Depending on the size of policy applied for, we may request that an investigative consumer reports about the Insured be given to us. It will be conducted by a national organization skilled in obtaining information about people. A credit report may be requested in connection with this application to determine eligibility of insurance or premium to be charged.

The kind of information we may be seeking includes such facts as residence verification, marital status, occupation, general reputation, personal characteristics and mode of living. It will be obtained through personal interviews with the Insured's friends, neighbors, associates and other acquaintances. Inquiries will not be directed toward determining the Insured's sexual orientation. Also, no adverse underwriting decision will be made because a report shows that an Insured has demonstrated AIDS- (Acquired Immunodeficiency Syndrome) related concerns or has sought AIDS-related counseling. AIDS test results received at anonymous counseling and testing sites are confidential and need not be disclosed. Any AIDS testing is limited to FDA-licensed blood tests and the diagnosis of AIDS must be made by a member of the medical profession.

An Insured may ask to be interviewed in connection with the preparation of the report by contacting us within 5 working days of applying for the insurance requested. He or she may call us collect at the following number and ask for the Underwriting Department: (402) 467-1122.

ADVERSE UNDERWRITING DECISION

After review of the application submitted on the Insureds, if the policy cannot be issued as applied for, we will provide the specific reasons for this decision within 21 business days upon written request from the applicant. Send your written request to the Underwriting Department at the address above.

* * * * IMPORTANT * * * *

This notice must be detached and left with your client in ALL cases.